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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): MARCH 27, 1998
                                                          --------------

                          CAPITAL FACTORS HOLDING, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-20863                                       65-0500757
    -------------------------                  ---------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

                     120 EAST PALMETTO PARK ROAD, SUITE 500
                            BOCA RATON, FLORIDA           33432
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               (Address of principal executive offices) (Zip Code)

Registrant's telephon number, including area code    (561) 368-5011
                                                     --------------

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The independent certified public accountant for Capital Factors Holding, Inc. and its subsidiaries (the "Company") for the last ten fiscal years was Deloitte & Touche LLP ("Deloitte"). On March 27, 1998, the Company decided not to continue Deloitte's engagement as its independent certified public accountant and engaged the firm of Price Waterhouse LLP to serve as its independent certified public accountant for the 1998 fiscal year. Price Waterhouse LLP is the independent certified public accountant for Union Planters Bank of Florida, which currently owns approximately 81% of the Company's outstanding shares. The Company's decision to change accountants was made by the Board of Directors upon the recommendation of the Audit Committee.

         Deloitte's report on the Company's financial statements for each of the fiscal years ended December 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the fiscal years ended December 31, 1997 and 1996, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Deloitte, would cause Deloitte to make reference to the matter in its report on the Company's financial statements for such periods.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                      CAPITAL FACTORS HOLDING, INC.



Dated: March 30, 1998                 By: /s/ Dennis A. McDermott
                                          -------------------------------------
                                          Dennis A. McDermott, Executive Vice
                                          President and Chief Financial Officer




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                          CAPITAL FACTORS HOLDING, INC.
                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS

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                                                                                                       SEQUENTIAL
     EXHIBIT                                         DESCRIPTION                                      PAGE NUMBER
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       16.1             Letter from  Deloitte &  Touche LLP to the  Securities  and  Exchange
                        Commission

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